SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	February 06, 2006
Strategic Hotel Capital, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)
77 West Wacker Drive, Suite 4600, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)
(312) 658-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2006, the Compensation Committee of the Board of Directors of Strategic Hotel Capital, Inc. approved 2005 discretionary bonuses and 2006 base salaries for Richard J. Moreau, Jayson C. Cyr, Stephen K. Miller, Monte J. Huber and Paula C. Maggio as follows:

Name	Position	2005 Bonus	2006 Base Salary
Richard J. Moreau	Executive Vice President, Asset Management	$208,000	$250,000
Jayson C. Cyr	Senior Vice President, Administration	$30,000	$210,000
Stephen K. Miller	Senior Vice President, Acquisitions and Development	---	$225,000
Monte J. Huber	Vice President, Controller and Treasurer	$80,000	$183,000
Paula C. Maggio	Vice President, Secretary and General Counsel	$94,000	$200,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTEL CAPITAL, INC.

By:	/s/ Monte J. Huber
Name:	Monte J. Huber

Title:	Vice President, Controller and Treasurer

Date: February 9, 2006